UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 20, 2011, Dynavax Technologies Corporation (“Dynavax”) issued a press release announcing its financial results for the second quarter ended June 30, 2011. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information with respect to Item 2.02 in this current report and its accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 of this current report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Dynavax, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

On July 20, 2011, Dynavax issued a press release titled “Dynavax Phase 3 Demonstrates Superiority and Safety of HEPLISAV™ vs. Engerix-B®.” A copy of the press release is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

99.1	Press Release, dated July 20, 2011, titled “Dynavax Reports Second Quarter 2011 Financial Results.”

99.2	Press Release, dated July 20, 2011, titled “Dynavax Phase 3 Demonstrates Superiority and Safety of HEPLISAV™ vs. Engerix-B®.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAVAX TECHNOLOGIES CORPORATION

Date: July 20, 2011	By:	/s/ Michael S. Ostrach
Michael S. Ostrach Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 20, 2011, titled “Dynavax Reports Second Quarter 2011 Financial Results.”

99.2	Press Release, dated July 20, 2011, titled “Dynavax Phase 3 Demonstrates Superiority and Safety of HEPLISAV™ vs. Engerix-B®.”